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                                                                  Exhibit 10.12

                             EMPLOYMENT AGREEMENT

   THIS EMPLOYMENT AGREEMENT (the "Agreement"), made this 1st day of November, 2002, is entered into by ParthusCeva, Ltd. with its principal place of business at 5 Shenkar Street, Herzelia, Israel 46120 (the "Company"), and Eliyahu
Ayalon, residing at            (the "Employee").

   The Company desires to employ the Employee, and the Employee desires to perform certain services for the Company and for its parent, ParthusCeva, Inc. ("Parent"). In consideration of the mutual covenants and promises contained in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties to this Agreement, the parties agree as follows:

   1. Term of Service. The Company hereby agrees to employ the Employee, and the Employee hereby accepts employment with the Company, upon the terms set forth in this Agreement, for the period commencing on the date hereof and until terminated in accordance with the provisions of Section 4 (such period, the "Employment Period").

   For purposes of determining Employee's eligibility for benefits, Employee shall be treated as if he had been continuously employed with employer commencing with employee's date of hire with DSP Group.

   The Company reserves the right to pay the Employee's salary in lieu of any period of notice required to be given hereunder and both parties may waive their right to such notice period.

   2. Title; Capacity. The Employee shall serve as Chairman of the Board of Directors of Parent. The Employee shall be based at the Company's offices in Herzliya, Israel. The Employee shall have the duties specified in the Parent's Bylaws and such additional authority as is delegated to the Employee by the Company's or Parent's Board of Directors.

   The Employee hereby accepts such employment and agrees to undertake the duties and responsibilities inherent in such position. The parties acknowledge that Employee will have other responsibilities and employment obligations, other than to the Company. The Employee agrees to devote such time, attention and energies to the business and interests of the Company and Parent as may be reasonably required for Employee's position during the Employment Period. The Employee agrees to abide by the rules, regulations, instructions, personnel practices and policies applicable to directors of the Company and/or the Parent and any changes therein which may be adopted from time to time.

   3. Compensation and Benefits.

      3.1 Salary. The Company shall pay the Employee, in periodic installments in accordance with the Company's customary payroll practices, an annual base salary of $170,000 commencing on the Commencement Date. Such salary shall be subject to increase but not decrease thereafter as determined by the Compensation Committee of Parent, at any time. Compensation shall be reviewed no less frequently than annually, but the Compensation Committee shall have no obligation to make any adjustment in any such review.

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      3.2 Provisions Applicable Only if Employee's Primary Place of Employment
   is Israel. The customary working hours at the Company are 43 hours a week and the customary working days are Sunday through Thursday. Although Employee's position with the Company is not a full-time position, since Employee's job is one requiring personal trust, as defined in the Hours of Work and Rest Law, 5711 - 1951, the provisions of this law shall not apply to Employee. From time to time, according to the requirements of Employee's job, Employee may be requested to work in excess of the customary working hours and on Fridays. In such cases Employee will not be paid an increment for overtime. Employee must inform the Company immediately upon Employee's receipt of notice for active reserve duty. Employee's salary for the reserve duty period will be paid to Employee in full as provided herein for the duration of the Agreement, subject to confirmation of Employee's active reserve duty.

      3.3 Fringe Benefits. The Employee shall be entitled to participate in the bonus and benefit programs that the Company establishes, including, but not limited to, benefits as required by the laws of Israel or currently offered to the Employee by the Company as indicated on Schedule A to this Agreement.

      3.4 Reimbursement of Expenses. The Company shall reimburse the Employee for all reasonable travel, entertainment and other expenses incurred or paid by the Employee in connection with, or related to, the performance of his duties, responsibilities or services under this Agreement, in accordance with policies and procedures, and subject to limitations, adopted by the Company from time to time.

      3.5 Withholding. All salary, bonus and other compensation payable to the Employee shall be subject to applicable withholding taxes.

   4. Termination of Employment Period. The employment of the Employee by the Company pursuant to this Agreement shall terminate upon the occurrence of any of the following:

      4.1 At the election of the Company, for Cause as defined in clause (a) below, upon twenty-four (24) months written notice by the Company to the Employee, which notice shall identify the Cause upon which the termination is based, and opportunity for the Employee to be heard. No notice shall be required for termination for Cause as defined in clauses (b), (c), (d), or
   (e) below, except to the extent that notice is required by law in the jurisdiction in which the Employee is employed. For the purposes of this
   Section 4.1, "Cause" shall mean (a) a good faith finding by the Board of Directors of the Parent (other than the Employee) (the "Board") that the Employee has failed to perform his reasonably assigned duties for the Company or Parent and has failed to remedy such failure within 15 days following written notice from the Company to the Employee notifying him of such failure, (b) the Employee has willfully engaged in illegal conduct or gross misconduct which is materially and demonstrably injurious to the Company and/or Parent, (c) the conviction of the Employee of, or the entry of a pleading of guilty or nolo contendere (or any analogous proceeding) by the Employee to, any crime involving moral turpitude or any felony; (d) the Employee is adjudicated bankrupt or makes any arrangement or composition with the Employee's creditors; or (e) the Employee becomes of unsound mind or is committed as patient for the purposes of any legislation relating to mental

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   health. The parties acknowledge that although the Employee may be removed as
   Chairman of the Board pursuant to this Section 4.1, nothing in this Agreement shall permit removal of Employee as a director of the Parent except pursuant to the procedures set forth in the Delaware general corporation law;

      4.2 At the election of the Employee, for Good Reason (as defined below), immediately upon written notice by the Employee to the Company, which notice shall identify the Good Reason upon which the termination is based. For the purposes of this Section 4.2, "Good Reason" for termination shall mean the occurrence, without the Employee's written consent, of any of the events or circumstances set forth in clauses (a) through (e) below. Notwithstanding the occurrence of any such event or circumstance, such occurrence shall not be deemed to constitute Good Reason if such event or circumstance has been fully corrected and the Employee has been reasonably compensated for any losses or damages resulting therefrom (provided that such right of correction by the Company shall only apply to the first notice of termination for Good Reason given by the Employee) within 15 days following written notice from the Employee to the Company notifying the Company of such event.

      (a) the assignment to the Employee of duties inconsistent in any material respect with the Employee's position (including status, offices, titles and reporting requirements), authority or responsibilities, or any other action or omission by the Company or Parent which results in a material diminution in such position, authority or responsibilities;

      (b) a reduction in the Employee's annual base salary as set forth in
   Section 3.1 or as may be increased from time to time in accordance with
   Section 3.1, except for a comparable reduction in salary affecting all similarly situated employees;

      (c) the failure by the Company to (i) continue in effect any material compensation or benefit plan or program (including without limitation any life insurance, medical, health and accident or disability plan and any vacation or automobile program or policy) (a "Benefit Plan") in which the Employee participates or which is applicable to the Employee, unless an equitable arrangement (embodied in an ongoing substitute or alternative plan) has been made with respect to such plan or program, (ii) continue the Employee's participation therein (or in such substitute or alternative plan), or in any option plan of the Company or Parent, on a basis not materially less favorable, both in terms of the amount of benefits provided and the level of the Employee's participation relative to other participants, than the basis existing on the date hereof or as may be agreed from time to time by the Company and the Employee or (iii) award cash bonuses to the Employee in amounts and in a manner substantially consistent with awards to other members of the senior management team in light of the Employee's title and responsibilities;

      (d) a change by the Company in the location at which the Employee performs his principal duties for the Company to a new location that is both
   (i) more than 35 kilometers further from the Employee's principal residence than the location at which the Employee currently performs his principal duties for the Company and (ii) more than 35 kilometers from the location at which the Employee performs his principal duties for the Company; or

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      (e) any material breach by the Company of this Agreement.

   For purposes of this Agreement, the Employee's right to terminate his employment for Good Reason shall not be affected by his incapacity due to physical or mental illness;

      4.3 Upon the death of the Employee;

      4.4 At the election of the Company upon determination by the Board, with not less than 30 days prior written notice, or at the election of the Employee, with not less than twelve (12) months prior written notice.

      4.5 For purposes of this Agreement, employment shall include service as a director of Parent or consultant to the Company or Parent

   5. Effect of Termination.

      5.1 Change in Control. Notwithstanding any provisions hereof to the contrary, in the event that the at-will employment relationship is terminated by the Employee for Good Reason (as defined in Section 4.2) or by the Company, or any acquiring or succeeding corporation, without Cause (as defined in Section 4.1) within 12 months after a Change in Control (as defined below), the provisions of Section 5.2(b) shall apply.

      "Change in Control" shall mean the consummation of a merger, consolidation, reorganization, recapitalization or share exchange involving the Parent, a transaction involving the sale of the voting stock of the Parent or a sale or other disposition of all or substantially all of the assets of the Parent in one or a series of transactions (a "Business Combination"), unless, immediately following such Business Combination, all or substantially all of the individuals and entities who were the beneficial owners of the Common Stock of the Parent immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the combined voting power of the then-outstanding securities entitled to vote generally in the election of directors of the resulting or acquiring corporation in such Business Combination in substantially the same proportions as their ownership of the Common Stock of the Parent immediately prior to such Business Combination.

      5.2 Payments Upon Termination.

      (a) In the event the Employee's employment is terminated by the Company pursuant to Section 4.1 or Section 4.3, the Company shall pay to the Employee the compensation and benefits otherwise payable to him under
   Section 3 through the last day of his actual employment by the Company, including, but not limited to, any bonus awarded prior to the date of termination that is attributable to the period of employment, even if such bonus is payable after the date of termination. In addition, in the event that the Employee's employment is terminated by the Company pursuant to
   Section 4.3, the vesting of any options granted to the Employee by the Parent shall accelerate in full.

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      (b) In the event the Employee's employment is terminated by the Employee pursuant to Section 4.2 or 4.4 or by the Company (including by an acquiring or succeeding corporation following a Change in Control) pursuant to Section 4.4, (i) the Company shall pay to the Employee an amount equal to the compensation to which the Employee would otherwise have been entitled had the Employee remained employed by the Company for 2 years after such termination (based on the Employee's salary as in effect on the date of termination), (ii) the Company shall continue to provide to the Employee medical and pension benefits for two years after such termination and any other benefits as the Company is required to do so by the laws of the jurisdiction in which the Employee is employed (to the extent such benefits can be provided to non-employees, or to the extent such benefits cannot be provided to non-employees, then the cash equivalent thereof), and (iii) the vesting of any options granted to the Employee by Parent shall accelerate in full. The payment to the Employee of the amounts payable under this Section 5.2(b) shall (i) be contingent upon the execution by the Employee of a release in a form reasonably acceptable to the Company and (ii) constitute the sole remedy of the Employee in the event of a termination of the Employee's employment in the circumstances set forth in this Section 5.2(b).

      5.3 Survival. The provisions of Sections 5.1, 5.2(b) and 6 shall survive the termination of this Agreement.

   6. Non-Competition and Non-Solicitation; Proprietary Information and Developments.

   The Employee shall execute, simultaneously with the execution of this Agreement, or otherwise upon the request of the Company, the Company's customary form of non-disclosure and assignment of inventions agreement and non-competition and non-solicitation agreement.

   7. Other Agreements. The Employee represents that his performance of all the terms of this Agreement and the performance of his duties as an employee of the Company do not and will not breach any agreement with any current or prior employer or other party to which the Employee is a party (including without limitation any nondisclosure or non-competition agreement). Any agreement to which the Employee is a party relating to nondisclosure, non-competition or non-solicitation of employees or customers is listed on Schedule B attached hereto.

   8. Miscellaneous.

      8.1 Notices. Any notices delivered under this Agreement shall be deemed duly delivered: (i) upon being hand delivered; (ii) six business days after it is sent by registered or certified mail, return receipt requested, postage prepaid; or (iii) one business day after it is sent for next-business day delivery via a reputable international overnight courier service, in each case to the address of the recipient set forth in the introductory paragraph hereto. Either party may change the address to which notices are to be delivered by giving notice of such change to the other party in the manner set forth in this Section 8.1.

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      8.2 Pronouns.  Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular forms of nouns and pronouns shall include the plural, and vice versa.

      8.3 Entire Agreement. The Company acknowledges that Employee and Parent have entered into a Stock Option Award Agreement, dated as of July 19, 2000 and attached hereto as Schedule C (the "Option Agreement"). The Company acknowledges that the Option Agreement will remain in effect after the signing of this Agreement. If there is any discrepancy between the terms of the Option Agreement and this Agreement, the terms more favorable to Employee contained in either of the Agreements shall govern. This Agreement constitutes the entire agreement between the parties and supersedes all prior agreements and understandings, whether written or oral, relating to the subject matter of this Agreement, except for those agreements expressly referenced in this Agreement (including the Option Agreement and the Company's non-disclosure and assignment of inventions agreement and non-competition and non-solicitation agreement referenced in Section 6).

      8.4 Amendment. This Agreement may be amended or modified only by a written instrument executed by both the Company and the Employee.

      8.5 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Israel (without reference to the conflicts of laws provisions thereof). Any action, suit or other legal proceeding arising under or relating to any provision of this Agreement shall be commenced only in a court of the State of Israel, and the Company and the Employee each consents to the jurisdiction of such a court. The Company and the Employee each hereby irrevocably waive any right to a trial by jury in any action, suit or other legal proceeding arising under or relating to any provision of this Agreement.

      8.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of both parties and their respective successors and assigns, including any corporation with which, or into which, the Company may be merged or which may succeed to the Company's assets or business, provided, however, that the obligations of the Employee are personal and shall not be assigned by him or her.

      8.7 Waivers. No delay or omission by the Company in exercising any right under this Agreement shall operate as a waiver of that or any other right. A waiver or consent given by the Company on any one occasion shall be effective only in that instance and shall not be construed as a bar or waiver of any right on any other occasion.

      8.8 Captions. The captions of the sections of this Agreement are for convenience of reference only and in no way define, limit or affect the scope or substance of any section of this Agreement.

      8.9 Severability. In case any provision of this Agreement shall be invalid, illegal or otherwise unenforceable, the validity, legality and enforceability of the remaining provisions shall in no way be affected or impaired thereby.

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      8.10 Collective Agreements.  There are no collective agreements affecting the terms and conditions of employment of the Employee.

   THE EMPLOYEE ACKNOWLEDGES THAT HE HAS CAREFULLY READ THIS AGREEMENT AND UNDERSTANDS AND AGREES TO ALL OF THE PROVISIONS IN THIS AGREEMENT.

                           [SIGNATURE PAGE FOLLOWS]

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   IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year set forth above.


                                     PARTHUSCEVA, LTD.


                                     By:    /s/ Moshe Zelnik
                                         ---------------------------------------

                                     Title: Moshe Zelnik, Vice President Finance
                                           -------------------------------------


                                     EMPLOYEE

                                     /s/ Eliyahu Ayalon
                                     -------------------------------------------
                                     Eliyahu Ayalon

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                                  SCHEDULE A

                                Fringe Benefits

Holidays and Vacation:......  In addition to all public holidays, Employee will be entitled to 30 days annual leave during each twelve (12) months of employment, which includes any shut-down period that may occur at Christmas or Easter, holidays to be taken by pre-arrangement with the Company. Employee may not accrue vacation days for more than thirty-six
                              (36) months of employment.

Accumulated Vacation
and Sick Days:

Performance Bonus:..........  Employee will be entitled to such bonuses as may be awarded by the Compensation Committee of the Board of Directors of the Company in its sole discretion.

Pension Fund:...............  The Company will allocate to the pension fund, a provident fund or to Manager's Insurance, as Employee shall choose, out of the salary as specified in Section 3 of the Agreement, in accordance with the following breakdown:

                              (i) 8.33% of the salary on account of severance pay--at the Company's expense;
                              (ii) 5% of the salary on account of benefits--at the Company's expense;
                              (iii) 5% of the salary on account of benefits--at Employee's expense;
                              (iv) Inability to work insurance at the Company's expense and in accordance with the Company's procedures;

                              The Company's allocations to Manager's Insurance are made in lieu of any other obligation to pay severance or make allocations to a pension fund. Payments are to be made to the pension fund up to the maximum tax-free amount allowed. Any payments that are to be made by the Company, but which are in excess of the maximum tax-free amounts, shall be paid to Employee as additional base salary. Employee's agreement to the allocation made in this section absolves the Company from the need to contact the Minister of Labor in order to obtain his approval in accordance with clause 14 of the Severance Pay Law. However, should the need arise to contact the Minister of Labor and obtain a suitable permit, Employee's signature on this Agreement shall constitute Employee's consent allowing the Company to contact the Minister of Labor in Employee's name in order to obtain a permit. If, in the future, the Company is compelled by law and/or by an order of expansion that applies to the entire economy, to allocate funds to an arrangement or to a comprehensive or other pension fund, this allocation will be made to the new arrangement or fund that will

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                              be in force instead of the arrangement in this
                              agreement, unless subject to the regulations of the appropriate fund.

Sick Leave:.................  Employee shall be entitled to 30 days of sick leave per year, with a maximum accumulation of 90 days of sick leave. Employee's entitlement to sick leave is conditioned upon proper medical certification of an illness. Employee shall not be entitled to receive pay in lieu of taking sick leave.

Study Fund:.................  During the period of Employee's employment at the
                              Company, the Company will make allocations to a Study Fund in the amount of 7.5% of Employee's salary, at the Company's expense, and 2.5% of Employee's salary up to the maximum tax-free amount allowed, at the Employee's expense. Payments are to be made to the Study Fund up to the maximum tax-free amount allowed. Any payments that are to be made by the Company, but which are in excess of the maximum tax-free amounts, shall be paid to Employee as additional base salary.

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                                  SCHEDULE B

                          Current / Prior Agreements

Employment Agreement, dated April, 1996, between Eli Ayalon and DSP Semiconductors Ltd., as amended

DSP Semiconductor Ltd. Employee Proprietary Information and Inventions Undertaking, dated April 30, 1996 between DSP Semiconductor and Eli Ayalon.

Both agreements are currently in effect

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                                  SCHEDULE C

                        Option Agreement of Eli Ayalon

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                   DSP CORES, INC. 2000 STOCK INCENTIVE PLAN

                          NOTICE OF STOCK OPTION AWARD

     Grantee's Name and Address:     Eli Ayalon _____________________________

                                     ________________________________________

                                     ________________________________________

     You have been granted an option to purchase shares of Common Stock of the Company, US $0.001 par value each (following the 1/1000 split) subject to the terms and conditions of this Notice of Stock Option Award (the "Notice"), the DSP Cores, Inc. 2000 Stock Incentive Plan, as amended from time to time (the "Plan") and the Stock Option Award Agreement (the "Option Agreement") attached hereto, as follows. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Notice.

     Award Number                   _________________________________________

     Date of Award                  July 19, 2000____________________________

     Vesting Commencement Date      July 19,2000_____________________________

     Exercise Price Per share       $107.40__________________________________

     Total Number of Shares
     Subject to the Option (the
     "Shares")                      40,000___________________________________

     Total Exercise Price           $4,296,000_______________________________

     Type of Option:                ______    Incentive Stock Option

                                    ______    Non-Qualified Stock Option

     Expiration Date:               July 18, 2010

     Post-Termination Exercise
     Period:                        2 Years

Vesting Schedule:

     Subject to Grantee's Continuous Service and other limitations set forth in this Notice (including consummation of the Spin-Off (as defined below), the Plan and the Option Agreement, the Option may be exercised, in whole or in part, in accordance with the following schedule:

     25% of the Shares subject to the Option shall vest on date of grant, and 1/4 of the Shares subject to the Option shall vest each anniversary thereafter.

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     Notwithstanding anything to the contrary herein contained, the Option may not be exercised unless and until the distribution of all or substantially all of the shares of capital stock of the Company held by DSP Group, Inc., to its stockholders (the "Spin-Off"), is consummated.

     During any authorized leave of absence, the vesting of the Option as provided in this schedule shall cease. Vesting of the Option shall resume upon the Grantee's termination of the leave of absence and return to service to the Company or a Related Entity.

     In the event of termination of Grantee's Continuous Service as Chairman of the Board of the Company, the vesting of Grantee's options shall be fully accelerated as of the effective date of termination.

     IN WITNESS WHEREOF, the Company and the Grantee have executed this Notice and agree that the Option is to be governed by the terms and conditions of this Notice, the Plan, and the Option Agreement.

                                           DSP CORES, INC.,
                                           a Delaware corporation

                                           By:    /s/ Moshe Zelnik
                                               ------------------------------

                                           Name: MOSHE ZELNIK

                                           Title: VP FINANCE & CFO

THE GRANTEE ACKNOWLEDGES AND AGREES THAT THE SHARES SUBJECT TO THE OPTION SHALL VEST, IF AT ALL, ONLY DURING THE PERIOD OF THE GRANTEE'S CONTINUOUS SERVICE (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THE OPTION OR ACQUIRING SHARES HEREUNDER) AND ONLY FOLLOWING CONSUMMATION OF THE SPIN-OFF. THE GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS NOTICE, THE OPTION AGREEMENT, OR THE PLAN SHALL CONFER UPON THE GRANTEE ANY RIGHT WITH RESPECT TO FUTURE AWARDS OR CONTINUATION OF GRANTEE'S CONTINUOUS SERVICE, NOR SHALL IT INTERFERE IN ANY WAY WITH THE GRANTEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE GRANTEE'S CONTINUOUS SERVICE, WITH OR WITHOUT CAUSE, AND WITH OR WITHOUT NOTICE. THE GRANTEE ACKNOWLEDGES THAT UNLESS THE GRANTEE HAS A WRITTEN EMPLOYMENT AGREEMENT WITH THE COMPANY TO THE CONTRARY, GRANTEE'S STATUS IS AT WILL.

     The Grantee acknowledges receipt of a copy of the Plan and the Option Agreement, and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts the Option subject to all of the terms and provisions hereof and thereof. The Grantee has reviewed this Notice, the Plan, and the Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Notice, and fully understands all provisions of this Notice, the Plan and the Option Agreement. The Grantee hereby agreesto accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions

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arising under this Notice, the Plan or the Option Agreement. The Grantee further agrees to notify the Company upon any change in the residence address indicated in this Notice.

Dated: _________________                   Signed:    /s/ Eliyahu Ayalon
                                                   --------------------------
                                                          Grantee

                                        3

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                                                               Award Number: 53

                    DSP CORES, INC. 2000 STOCK INCENTIVE PLAN

                          STOCK OPTION AWARD AGREEMENT

1. Grant of Option. DSP Cores, Inc., a Delaware corporation (the "Company"), hereby grants to the Grantee (the "Grantee") named in the Notice of Stock Option Award (the "Notice"), an option (the "Option") to purchase the Total Number of Shares of Common Stock subject to the Option (the "Shares") set forth in the Notice, at the Exercise Price per Share set forth in the Notice (the "Exercise Price") subject to the terms and provisions of the Notice, this Stock Option Award Agreement (the "Option Agreement") and the Company's 2000 Stock Incentive Plan, as amended from time to time (the "Plan"), which are incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

     If designated in the Notice as an incentive Stock Option, the Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of Shares subject to Options designated as Incentive Stock Options which become exercisable for the first time by the Grantee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options, to the extent of the Shares covered thereby in excess of the foregoing limitation, shall be treated as Non-Qualified Stock Options. For this purpose, Incentive Stock Options shall be taken into account in the order in which they were grated, and the Fair Market Value of the Shares shall be determined as of the date the Option with respect to such Shares is awarded.

2.   Exercise of Option.

     (a) Right to Exercise. The Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice and with the applicable provisions of the Plan and this Option Agreement. The Option shall be subject to the provisions of Section 11 of the Plan relating to the exercisability or termination of the Option in the event of a Corporate Transaction. No partial exercise of the Option may be for less than the lesser of five percent (5%) of the total number of Shares subject to the option or the remaining number of Shares subject to the Option. In no event shall the Company issue fractional Shares.

     (b) Method of Exercise. The Option shall be exercisable only by delivery of an Exercise Notice (attached as Exhibit A) which shall state the election to exercise the Option, the whole number of Shares in respect of which the Option is being exercised, and such other provisions as may be required by

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             the Administrator. The Exercise Notice shall be signed by the
             Grantee and shall be delivered in person, by certified mail, or by such other method as determined from time to time by the Administrator to the Company accompanied by payment of the Exercise Price. The Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price, which, to the extent selected, shall be deemed to be satisfied by use of the broker-dealer sale and remittance procedure to pay the Exercise Price provided in Section 4(d), below.

     (c) Taxes. No Shares will be delivered to the Grantee or other person pursuant to the exercise of the Option until the Grantee or other person has made arrangements acceptable to the Administrator for the satisfaction of applicable income tax, employment tax, and social security tax withholding obligations, including, without limitation, obligations incident to the receipt of Shares or the disqualifying disposition of Shares received on exercise of an Incentive Stock Option. Upon exercise of the Option, the Company or the Grantee's employer may offset or withhold (from any amount owed by the Company or the Grantee's employer to the Grantee) or collect from the Grantee or other person an amount sufficient to satisfy such tax obligations and/or the employer's withholding obligations.

3. Grantee's Representations. The Grantee understands that neither the Option nor the Shares exercisable pursuant to the Option have been registered under the Securities Act of 1933, as amended or any United States securities laws. In the event the Shares purchasable pursuant to the exercise of the Option have not been registered under the Securities Act of 1933, as amended, at the time the Option is exercised, the Grantee shall, if requested by the Company, concurrently with the exercise of all or any portion of the Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit B.

4. Method of Payment. Payment of the Exercise Price shall be made by any of the following, or a combination thereof, at the election of the Grantee; provided, however, that such exercise method does not then violate any Applicable Law, and, provided further, that the portion of the Exercise Price equal to the par value of the Shares must be paid in cash or other legal consideration permitted by the Delaware General Corporation Law:

     (a)     cash;

     (b)     check;

     (c) if the exercise occurs on or after the Registration Date, Surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require (including withholding of Shares otherwise deliverable upon exercise of the Option) which have a Fair

             Market Value on the date of surrender or attestation equal to the aggregate Exercise Price of the Shares as to which the Option is being exercised (but only to the extent that such exercise of the Option would not result in an accounting compensation charge with respect to the Shares used to pay the exercise price);

     (d) if the exercise occurs on or after the Registration Date, payment through a broker-dealer sale and remittance procedure pursuant to which the Grantee (i) shall provide written instructions to a Company designated brokerage firm to effect the immediate sale of some or all of the purchased Shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased Shares and (ii) shall provide written directives to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction; or

     (e) if the exercise occurs in connection with a Corporate Transaction and provided that the aggregate Exercise Price for the number of Shares being purchased exceeds three thousand dollars ($3,000), payment pursuant to a promissory note as described below.

             (i) The promissory note shall have a term of thirty (30) days with principal and interest payable at the end of the term;

             (ii) The promissory note shall bear interest at the minimum rate required by the federal tax laws to avoid the imputation of interest income to the Company and compensation income to the Grantee;

             (iii) The Grantee shall be personally liable for payment of the promissory note and the promissory note shall be secured by the Shares purchased upon delivery of the promissory note, or such other collateral of equal or greater value, in a manner satisfactory to the Administrator with such documentation as the Administrator may request; and

     (f) The promissory note shall become due and payable upon the occurrence of the sale or transfer of the Shares purchased with the promissory note.

5. Restrictions on Exercise. The Option may not be exercised if the issuance of the Shares subject to the Option upon such exercise would constitute a violation of any Applicable Laws. In addition, the Option may not be exercised until such time as the Plan has been approved by the shareholders of the Company.

6. Termination or Change of Continuous Service. In the event the Grantee's Continuous Service terminates, for any reason other than Disability or Death, the Grantee may, to the extent otherwise so entitled at the date of such termination.

     (the "Termination Date"), exercise the Option during the Post-Termination Exercise Period. In no event shall the Option be exercised later than the Expiration Date set forth in the Notice. In the event of the Grantee's change in status from Chairman of the Board of Directors to any other status, the Option shall remain in effect shall become fully vested; provided, however, with respect to any Incentive Stock Option that shall remain in effect after such change in status, such Incentive Stock Option shall cease to be treated as an Incentive Stock Option and shall be treated as a Non-Qualified Stock Option on the day three (3) months and one (1) day following such change in status, subject to provisions of applicable law. Except as provided in Sections 7 and 8 below, to the extent that the Grantee does not exercise the Option within the Post-Termination Exercise Period, the Option shall terminate.

7. Disability of Grantee. In the event the Grantee's Continuous Service terminates as a result of his or her Disability, all options shall accelerate and immediately vest, provided however, that if such Disability is not a "disability" as such term is defined in Section 22(e)(3) of the Code and the Option is an Incentive Stock Option, such Incentive Stock Option shall cease to be treated as an Incentive Stock Option and shall be treated as a Non-Qualified Stock Option on the day three (3) months and one
     (1) day following the Termination Date, subject to any applicable law. To the extent that the Grantee does not exercise the Option to the extent so entitled within the time specified herein, the Option shall terminate.

8. Death of Grantee. In the event of the termination of the Grantee's Continuous Service as Chairman of the Board as a result of his or her death, or in the event of the Grantee's death during the Post-Termination Exercise Period or during the twelve (12) month period following the Grantee's termination of Continuous Service as a result of his or her Disability, the Grantee's estate, or a person who acquired the right to exercise the Option by bequest or inheritance, may exercise the Options that shall accelerate and immediately vest. To the extent that the Grantee is not entitled to exercise the Option on the date of death, or if the Option is not exercised to the extent so entitled within the time specified herein, the Option shall terminate.

8A. Corporate Transaction. In the event of a Corporate Transaction the Option shall automatically become fully vested and exercisable and be released from any restrictions on transfer (other than transfer restrictions applicable to Options) and repurchase or forfeiture rights, immediately prior to the specified effective date of such Corporate Transaction, for all of the Shares whether or not the Award is assumed by the successor corporation or the Parent thereof in connection with the Corporate Transaction. The Option shall be exercisable at any time during 2 year period following the effective date of the Corporate Transaction.

9. Transferability of Option. The Option, if an Incentive Stock Option, may not be transferred in any manner other than by will or by the laws of descent and distribution and may be exercised during the lifetime of the Grantee only by the

     Grantee. The Option, if a Non-Qualified Stock Option may be transferred by will, by the laws of descent and distribution, and to the extent and in the manner authorized by the Administrator, to members of the Grantee's Immediate Family. The terms of the Option shall be binding upon the executors, administrators, heirs and successors of the Grantee.

10. Term of Option. The Option may be exercised no later than the Expiration Date set forth in the Notice or such earlier date as otherwise provided herein.

11.  Company's Right of First Refusal.

     (a) Transfer Notice. Neither the Grantee nor a transferee (either being sometimes referred to herein as the "Holder") shall sell, hypothecate, encumber or otherwise transfer any Shares or any right or interest therein without first complying with the provisions of this Section 11 or obtaining the prior written consent of the Company. In the event the Holder desires to accept a bona fide third-party offer for any or all the Shares, the Holder shall provide the Company with written notice (the "Transfer Notice") of:

             (i)     The Holder's intention to transfer;

             (ii)    The name of the proposed transferee;

             (iii)   The number of Shares to be transferred; and

             (iv)    The proposed transfer price or value and terms thereof.

     (b) First Refusal Exercise Notice. The company shall have the right to purchase (the "Right of First Refusal") all but not less than all, of the Shares which are described in the Transfer Notice (the "Offered Shares") at any time during the period commencing upon receipt of the Transfer Notice and ending forty-five (45) days after the first date on which the Company determines that the Right of First Refusal may be exercised without incurring an accounting expense with respect to such exercise (the "Option Period") at the per share price or value and in accordance with the terms stated in the Transfer Notice, which Right of First Refusal shall be exercised by written notice (the "First Refusal Exercise Notice") to the Holder. During the Option Period and the 120-day period following the expiration of the Option Period, the Company also may exercise its Repurchase Right in lieu or in addition to its Right of First Refusal if the Repurchase Right is or becomes exercisable during the Option Period or such 120-day period.

     (c) Payments Terms. The Company shall consummate the purchase of the Offered Shares on the terms set forth in the Transfer Notice within 15 days after delivery of the First Refusal Exercise Notice; provided, however, that in the event the Transfer Notice provides for the payment for the Offered Shares other than in cash, the Company and/or its assigns shall have the right to pay for the Offered Shares by the discounted cash equivalent of the consideration described in the Transfer Notice as reasonably determined by the Administrator. Upon payment for the Offered Shares to the Holder or into escrow for the benefit of the Holder, the Company or its assigns shall become the legal and beneficial owner of the Offered Shares and all rights and interest therein or related thereto, and the Company shall have the right to transfer the Offered Shares to its own name or its assigns without further action by the Holder.

     (d) Assignment. Whenever the Company shall have the right to purchase Shares under this Right of First Refusal, the Company may designate and assign one or more employees, officers, directors or stockholders of the Company or other persons or organizations, to exercise all or a part of the Company's Right of First Refusal.

     (e) Non-Exercise. If the Company and/or assigns do not collectively elect to exercise the Right of First Refusal within the Option Period or such earlier time if the Company and/or its assigns notifies the Holder that it will not exercise the Right of First Refusal, then the Holder may transfer the Shares upon the terms and conditions stated in the Transfer Notice, provided that:

             (i) The transfer is made within 120 days of the expiration of the Option Period; and

             (ii) The transferee agrees in writing that such Shares shall be held subject to the provisions of this Option Agreement.

     (f) Expiration of Transfer Period. Following such 120-day period, no transfer of the Offered Shares and no change in the terms of the transfer as stated in the Transfer Notice (including the name of the proposed transferee) shall be permitted without a new written Transfer Notice prepared and submitted in accordance with the requirements of this Right of First Refusal.

     (g) Exception for Certain Family Transfers. Anything to the contrary contained in this section notwithstanding, the transfer of any or all of the Shares during the Grantee's lifetime or on the Grantee's death by will or intestacy to the Grantee's Immediate Family or a trust for the benefit of the Grantee or the Grantee's Immediate Family shall be exempt from the provisions of this Right of First Refusal (a "Permitted Transfer"); provided, however, that (i) the transferee or other recipient shall receive and hold the Shares to transferred subject to the provisions of this Option Agreement, and there shall be no further transfer of such Shares except in accordance with the terms of this Option Agreement and (ii) prior to any such transfer, each transferee shall execute an agreement pursuant to which such transferee shall agree to receive and hold such Shares subject to the provisions of this Option Agreement.

     (h) Termination of Right of First Refusal. The provisions of this Right of First Refusal shall terminate as to all Shares upon the Registration Date.

     (i) Additional Shares or Substituted Securities. In the event of any transaction described in Section 11(i) of the Plan, any new, substituted or additional securities or other property which is by reason of any such transaction distributed with respect to the Shares shall be immediately subject to the Right of First Refusal, but only to the extent the Shares are at the time covered by such right.

     (j) Corporate Transaction. Immediately prior to the consummation of a Corporation Transaction described in Section 2(xii) of the Plan, the Right of First Refusal shall automatically lapse in its entirety, except to the extent this Option Agreement is assumed by the successor corporation (or its Parent) in connection with such Corporate Transaction, in which case the Right of First Refusal shall apply to the new capital stock or other property received in exchange for the Shares in consummation of the Corporate Transaction, but only to the extent the Shares are at the time covered by such right.

12.  Company's Repurchase Right.

     (a) Grant of Repurchase Right. The Company is hereby granted the right (the "Repurchase Right"), exercisable at any time (i) during the ninety (90) day period following the Termination Date, or (ii) during the ninety (90) day period following an exercise of the Option that occurs after the Termination Date to repurchase all or any portion of the Shares (the "Share Repurchase Period").

     (b) Exercise of the Repurchase Right. The Repurchase Right shall be exercisable by written notice delivered to each Holder of the Shares prior to the expiration of the Share Repurchase Period. The notice shall indicate the number of Shares to be repurchased and the date on which the repurchase is to be effected, such date to be not later than the last day of the Share Repurchase Period. On the date on which the repurchase is to be effected, the Company and/or its assigns shall pay to the Holder in cash or cash equivalents (including the cancellation of any purchase-money indebtedness) an amount equal to the Fair Market Value on the date immediately prior to the day on which the repurchase is to be effected, of the Shares which are to be repurchased from the Holder. Upon such payment or deposit into escrow for the benefit of the Holder, the Company and/or its assigns shall become the legal and beneficial owner of the Shares being repurchased and all rights and interest thereon or related thereto, and the Company shall have the right to transfer to its own name or its assigns the number of Shares being repurchased, without further action by the Holder.

     (c) Assignment. Whenever the Company shall have the right to purchase Shares under this Repurchase Right, the Company may designate and assign one or more employees, officers, directors or stockholders of the Company or other persons or organizations, to exercise all or a part of the Company's Repurchase Right.

     (d) Termination of the Repurchase Right. The Repurchase Right shall terminate with respect to any Shares for which it is not timely exercised. In addition, the Repurchase Right shall terminate and cease to be exercisable with respect to all Shares upon the Registration Date.

     (e) Additional Shares or Substituted Securities. In the event of any transaction described in Section 11(i) of the Plan, any new, substituted or additional securities or other property which is by reason of any such transaction distributed with respect to the Shares shall be immediately subject to the Repurchase Right, but only to the extent the Shares are at the time covered by such right. Appropriate adjustments to reflect the distribution of such securities or property shall be made to the price per share to be paid upon the exercise of the Repurchase Right in order to reflect the effect of any such transaction upon the Company's capital structure.

     (f) Corporate Transaction. Immediately prior to the consummation of a Corporate Transaction described in Section 2(xii) of the Plan, the Repurchase Right to the extent it has not been exercised shall automatically lapse in its entirety, except to the extent this Option Agreement is assumed by the successor corporation (or its Parent) in connection with such Corporate Transaction, in which case the Repurchase Right shall apply to the new capital stock or other property received in exchange for the Shares in consummation of the Corporate Transaction, but only to the extent the Shares are at the time covered by such right. Appropriate adjustments shall be made to the price per share payable upon exercise of the Repurchase Right to reflect the effect of the Corporate Transaction upon the Company's capital structure.

13. Stop-Transfer Notices. In order to ensure compliance with the restrictions on transfer set forth in this Option Agreement, the Notice or the Plan, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

14. Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provision of this Option Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

15. Tax Consequences. Set forth below is a brief summary as of the date of this Option Agreement of some of the federal tax consequences of exercise of the Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE GRANTEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES.

     (a) Exercise of Incentive Stock Option. If the Option qualifies as an Incentive Stock Option, there will be no regular federal income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as income for purposes of the alternative minimum tax for federal tax purposes and may subject the Grantee to the alternative minimum tax in the year of exercise.

     (b) Exercise of Incentive stock Option Following Disability. If the Grantee's Continuous Service terminates as a result of Disability that is not total and permanent disability as defined in Section 22(e)(3) of the Code, to the extent permitted on the date of termination, the Grantee must exercise an Incentive Stock Option Within three (3) months of such termination for the Incentive Stock Option to be qualified as an Incentive Stock Option.

     (c) Exercise of Non-Qualified Stock Option. On exercise of a Non-Qualified Stock Option, the Grantee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If the Grantee is an Employee or a former Employee, the Company will be required to withhold from the Grantee's compensation or collect from the Grantee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

     (d) Disposition of Shares. In the case of a Non-Qualified Stock Option, if Shares are held for more than one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes and subject to tax at a maximum rate of 20%. In the case of an Incentive Stock Option, if Shares transferred pursuant to the Option are held for more than one year after receipt of the Shares and are disposed more than two years after the Date of Award, any gain realized on disposition of the Shares also will be treated as capital gain for federal income tax purposes and subject to the same tax rates and holding periods that apply to Shares acquired upon exercise of a Non-Qualified Stock Option. If Shares purchased under an Incentive Stock Option are disposed of prior to the expiration of such one-year or two-year periods, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the difference between the Exercise Price and the lesser of (i) the Fair Market Value of the Shares on the date of exercise, or (ii) the sale price of the Shares.

16.  Lock-Up Agreement.

     (a) Agreement. The Grantee, if requested by the Company and the lead underwriter of any public offering of the Common Stock or other securities of the Company (the "Lead Underwriter"), hereby irrevocably agrees not to sell, contract to sell, grant any option to purchase, transfer the economic risk of ownership in, make any short sale of, pledge or otherwise transfer or dispose of any interest in any Common Stock or any securities convertible into or exchangeable or exercisable for or any other rights to purchase or acquire Common Stock (except Common Stock included in such public offering or acquired on the public market after such offering) during the 180-day period following the effective date of a registration statement of the Company filed under the Securities Act of 1933, as amended, or such shorter period of time as the Lead Underwriter shall specify. The Grantee further agrees to sign such documents as may be requested by the Lead Underwriter to effect the foregoing and agrees that the Company may impose stop-transfer instructions with respect to such Common Stock subject until the end of such period. The Company and the Grantee acknowledge that each Lead Underwriter of a public offering of the Company's stock, during the period of such offering and for the 180-day period thereafter, is an intended beneficiary of this Section 16.

     (b) No Amendment Without Consent of Underwriter. During the period from identification as a Lead Underwriter in connection with any public offering of the Company's Common Stock until the earlier of (i) the expiration of the lock-up period specified in Section 16(a) in connection with such offering or (ii) the abandonment of such offering by the Company and the Lead Underwriter, the provisions of this Section 16 may not be amended or waived except with the consent of the Lead Underwriter.

17. Entire Agreement: Governing Law. The Notice, the Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee's interest except by means of a writing signed by the Company and the Grantee. Nothing in the Notice, the Plan and this Option Agreement (except as expressly provided therein) is intended to confer any rights or remedies on any persons other than the parties. The Notices, the Plan and this Option Agreement are to be construed in accordance with and governed by the internal laws of the State of California (as permitted by Section 1646.5 of the California Civil Code, or any similar successor provision) without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of California to the rights and duties of the parties. Should any provision of the Notice, the Plan or this Option Agreement be determined by a court of law to be illegal or unenforceable, such provision shall be enforced to the fullest extent allowed by law and the other provisions shall nevertheless remain effective and shall remain enforceable.

18 Headings. The captions used in the Notice and this Option Agreement are inserted for convenience and shall not be deemed a part of the Option for construction or interpretation.

19 Interpretation. Any dispute regarding the interpretation of the Notice, the Plan, or this Option Agreement shall be submitted by the Grantee or by the Company forthwith to the Administrator, which shall review such dispute at its next regular meeting. The resolution of such dispute by the Administrator shall be final and binding on all persons.

20 Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail (if the parties are within the United States) or upon deposit for delivery by an internationally recognized express mail courier service (for international delivery of notice), with postage and fees prepaid, addressed to the other party at its address as shown beneath its signature in the Notice, or to such other address as such party may designate in writing from time to time to the other party.

                                    EXHIBIT A

                    DSP CORES, INC. 2000 STOCK INCENTIVE PLAN

                                 EXERCISE NOTICE

DSP Cores Inc.
3120 Scott Boulevard
Santa Clara, CA 95054

Attention: Secretary

     1. Effective as of today,______________________, _____the undersigned (the "Grantee") hereby elects to exercise the Grantee's option to purchase ___________ shares of the Common Stock (the "Shares") of DSP Cores, Inc. (the "Company") under and pursuant to the Company's 2000 Stock Incentive Plan, as amended from time to time (the "Plan") and the Stock Option Award Agreement (the "Option Agreement") and Notice of Stock Option Award (the "Notice") dated _____________, _____________. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Exercise Notice.

     2. Representations of the Grantee. The Grantee acknowledges that the Grantee has received, read and understood the Notice, the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

     3. Rights as Stockholder. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 of the Plan.

     The Grantee shall enjoy rights as a stockholder until such time as the Grantee disposes of the Shares or the Company and/or its assignee(s) exercises the Right of First Refusal or the Repurchase Right. Upon such exercise, the Grantee shall have no further rights as a holder of the Share so purchased except the right to receive payment for the Shares so purchased in accordance with the provisions of the Option Agreement, and the Grantee shall forthwith cause the certificate(s) evidencing the Shares so purchased to be surrendered to the Company for transfer or cancellation.

     4. Delivery of Payment. The Grantee herewith delivers to the Company the full Exercise Price for the Shares, which, to the extent selected, shall be deemed to be satisfied by use of the broker-dealer sale and remittance procedure to pay the Exercise Price provided in Section 4(d) of the Option Agreement.

     5. Tax Consultation. The Grantee understands that the Grantee may suffer adverse tax consequences as a result of the Grantee's purchase or disposition of the Shares. The Grantee represents that the Grantee has consulted with any tax consultants the Grantee deems advisable in connection with the purchase or disposition of the Shares and that the Grantee is not relying on the Company for any tax advice.

     6. Taxes. The Grantee agrees to satisfy all applicable federal, state and local income and employment tax withholding obligations and herewith delivers to the Company the full amount of such obligations or has made arrangements acceptable to the Company to satisfy such obligations. In the case of an Incentive Stock Option, the Grantee also agrees, as partial consideration for the designation of the Option as an Incentive Stock Option, to notify the Company in writing within thirty (30) days of any disposition of any shares acquired by exercise of the Option if such disposition occurs within two (2) years from the Award Date or within one (1) year from the date the Shares were transferred to the Grantee. If the Company is required to satisfy any federal, state or local income or employment tax withholding obligations as a result of such an early disposition, the Grantee agrees to satisfy the amount of such withholding in a manner that the Administrator prescribes.

     7. Restrictive Legends. The Grantee understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

             THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

             THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER, A RIGHT OF FIRST REFUSAL AND A REPURCHASE RIGHT HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE OPTION AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS, RIGHT OF FIRST REFUSAL AND REPRUCHASE RIGHT ARE BINDING ON TRANSFEREES OF THESE SHARES.

     8. Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise Notice shall be binding upon the Grantee and his or her heirs, executors, administrators, successors and assigns.

     9. Headings. The captions used in this Exercise Notice are inserted for convenience and shall not be deemed a part of this agreement for construction or interpretation.

     10. Interpretation. Any dispute regarding the interpretation of this Exercise Notice shall be submitted by the Grantee or by the Company forthwith to the Administrator, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Administrator shall be final and binding on all persons.

     11. Governing Law; Severability. This Exercise Notice is to be construed in accordance with and governed by the internal laws of the State of California (as permitted by Section 1646.5 of the California Civil Code, or any similar successor provision) without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of California to the rights and duties of the parties. Should any provision of this Exercise Notice be determined by a court of law to be illegal or unenforceable, such provision shall be enforced to the fullest extent allowed by law and the other provisions shall nevertheless remain effective and shall remain enforceable.

     12. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail (if the parties are within the United States) or upon deposit for delivery by an internationally recognized express mail courier service (for international delivery of notice), with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.

     13. Further Instruments. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this agreement.

     14. Entire Agreement. The Notice, the Plan and the Option Agreement are incorporated herein by reference and together with this Exercise Notice constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee's interest except by means of a writing signed by the Company and the Grantee. Nothing in the Notice, the Plan, the Option Agreement and this Exercise Notice (except as expressly provided therein) is intended to confer any rights or remedies on any persons other than the parties.

Submitted by:                                  Accepted by:

GRANTEE:                                       DSP Cores, Inc.

                                               By:

                                               Title:

                (Signature)

Address:                                       Address:

                                               DSP Cores
                                               3120 Scott Boulevard

                                               Santa Clara, CA 95054

                                    EXHIBIT B

                    DSP CORES, INC. 2000 STOCK INCENTIVE PLAN

                       INVESTMENT REPRESENTATION STATEMENT

GRANTEE:
COMPANY:                DSP Cores Inc.
SECURITY:               COMMON STOCK
AMOUNT:
DATE:

In connection with the purchase of the above-listed Securities, the undersigned Grantee represents to the Company the following:

     (a) Grantee is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Grantee is acquiring these Securities for investment for Grantee's own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

     (b) Grantee acknowledges and understands that the Securities constitute "restricted securities" under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon among other things, the bona fide nature of Grantee's investment intent as expressed herein. Grantee further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Grantee further acknowledges and understands that the Company is under no obligation to register the Securities. Grantee understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company.

     (c) Grantee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to the Grantee, the exercise will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.

     In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than one year after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Securities by an affiliate, or by a non-affiliate who subsequently holds the Securities less than two years, the satisfaction of the conditions set forth in sections (1), (2), (3) and (4) of the paragraph immediately above.

     (d) Grantee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Grantee understands that no assurances can be given that any such other registration exemption will be available in such event.

     (e)     Grantee represents that he is a resident of the state of
______________________.

                                             Signature of Grantee:


                                             Date:

                                        2